CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------




We consent to the reference to our firm under the captions "Condensed Financial Information" and "Independent Auditors" in the Registration Statement (Form N-1A Post-Effective Amendment No. 39 under the Securities Act of 1933 and No. 38 under the Investment Company Act of 1940) and related Statement of Additional Information of Security First Trust.


                                                      /s/ Ernst & Young, LLP

                                                      Ernst & Young LLP


Los Angeles, California
November 24, 1999